Victory Funds

Victory RS Large Cap Alpha VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory INCORE Investment Quality VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory High Yield VIP Series

Victory S&P 500 Index VIP Series

Supplement dated November 3, 2016 to the Statement of Additional Information

dated July 29, 2016, as revised on September 12, 2016 (“SAI”)

The following information hereby supersedes or supplements information contained in the SAI and is effective on November 7, 2016.

1.              Transfer Agent change. FIS Investor Services LLC, 4249 Eason Way, Suite 400, Columbus, Ohio 43219, will assume the role of transfer agent for the Funds.

2.              Custodian change. Citibank, N.A., 388 Greenwich Street, New York, NY 10013, will assume the role of custodian for the Funds and will cash settle trades made by the Funds.

3.              Administrator and Fund Accountant change. Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, will assume the role of administrator and fund accountant for the Funds.

4.              Sub-Administrator and Sub-Fund Accountant. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, will assume the role of sub-administrator and sub-fund accountant for the Funds.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.